CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

Exhibit 10.5

EXECUTION VERSION

FOURTH AMENDMENT

Dated as of March 28, 2019

to

REVOLVING CREDIT AGREEMENT

Dated as of February 22, 2018

This FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2019, is entered into by and among Goldman Sachs Renewable Power Operating Company LLC (the “Borrower”), Goldman Sachs Renewable Power LLC (the “Guarantor”), HSBC Bank USA, National Association, as the administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), letter of credit issuer (the “Letter of Credit Issuer”) and a lender, and the lenders identified on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”).

RECITALS

A. The parties hereto have entered into that certain Revolving Credit Agreement, dated as of February 22, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

B. The Credit Parties have requested that the Administrative Agent and the Lenders, as applicable, agree to certain modifications to the Credit Agreement and each have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement or the Pledge, as applicable.

SECTION 2. Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order as follows:

““Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.”

““Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.”

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

““Sanctions” means any economic or financial sanctions or trade embargoes (or similar measures) imposed, administered or enforced from time to time by (a) the United States of America (including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), (b) the United Nations Security Council, (c) the European Union or any member state thereof, (d) Her Majesty’s Treasury of the United Kingdom, or (e) any other governmental authority having jurisdiction over any Credit Party or any of their Affiliates.”

2.2. The definition of “KYC Compliant” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““KYC Compliant” means any Person who has satisfied all requests for information from the Lenders for “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies and who would not result in any Lender being non-compliant with any such rules and regulations and related policies were such Person to enter into a banking relationship with such Lender, including any information required to be obtained by any Lender pursuant to the Beneficial Ownership Regulation.”

2.3. The definition of “Maximum Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Maximum Commitment” means $500,000,000, as it may be (a) reduced from time to time by the Borrowers pursuant to Section 3.6 or (b) increased from time to time in accordance with Section 2.14.”

2.4. Section 6.2 of the Credit Agreement is hereby amended by:

(a) deleting the phrase “and” at the end of clause (e) thereof;

(b) replacing the phrase “.” with the phrase “; and” at the end of clause (f) thereof; and

(c) adding a new clause (g) as follows:

“(g) Beneficial Ownership Certification. At least three (3) Business Days prior to any Borrowing or issuance of Letter of Credit, unless there has been no material change to the Beneficial Ownership Certification previously provided by a Credit Party pursuant hereto, such Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Lenders an updated Beneficial Ownership Certification.”

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CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

2.5. Section 12.5(b) of the Credit Agreement is hereby amended by amending and restating the provisos in the last paragraph therein in their entirety as follows:

“provided that such indemnity shall not, as to any Indemnitee, apply to (x) any such losses, claims, actions, judgments, suits, disbursements, penalties, damages, liabilities or related expenses arising from the gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction by final and nonappealable judgment, of such Indemnitee (or such Indemnitee’s Affiliates or any of their respective officers, directors, employees, agents or attorneys-in-fact); (y) any settlements related to the Credit Agreement or transactions contemplated hereby without the consent of the Borrower (such consent not to be unreasonably withheld or delayed); or (z) disputes among two or more Indemnitees; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, actions, judgments, suits, disbursements, penalties, damages, liabilities or related expenses (x) result from a claim brought by each Borrower or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (y) is recourse for amounts owing from Investor Capital Commitments that are uncollectible or uncollected due to the bankruptcy, insolvency or financial inability of the Investor to pay shall be excluded from the indemnifications provided for in this Section 12.5 or (z) with respect to Taxes other than any Taxes that represent losses, claims, damages, liabilities and related expenses arising from any non-Tax claim.”

2.6. Schedule II to the Credit Agreement is hereby replaced with an updated Schedule II attached hereto.

SECTION 3. Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received: 3.1. a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto; and 3.2. payment of all fees and other amounts due and payable on or prior to the date hereof, and, to the extent invoiced at least two (2) Business Days prior to the date hereof, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including, without limitation, the reasonable fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

SECTION 4. Miscellaneous.

4.1. Joinder.

(a) Each additional Lender acknowledges and agrees that, from and after the Effective Date, such additional Lender commits to provide its Commitment, as set forth in Schedule II to the Credit Agreement on the terms and subject to the conditions set forth in the Credit Agreement and this Amendment and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all the rights of an additional Lender hereunder and thereunder.

(b) Each additional Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.

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CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

Each additional Lender further represents and warrants that it has had the opportunity to review this Amendment, the Credit Agreement and each other document made available to it in connection with this Amendment and the Credit Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amendment, the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

4.2. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.3. References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) this Amendment is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered a proceeding in equity or at law), (ii) no Event of Default, or to the knowledge of any Borrower, a Default has occurred and is continuing and (iii) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent of changes in facts or circumstances that have been disclosed to the Lenders in writing and do not constitute an Event of Default or to the extent such representations and warranties relate to an earlier or other specific date).

4.5. Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Loan Documents.

4.6. Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.7. No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

4.8. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.9. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

4.10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

4.11. Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment.

4.12. Multiple Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof.

[Signature pages follow]

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CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

GOLDMAN SACHS RENEWABLE POWER OPERATING COMPANY LLC, a Delaware limited liability company

By:	GOLDMAN SACHS RENEWABLE POWER LLC, its managing member

By:	/s/ Andrew Galloway
Name: Andrew Galloway
Title: Director

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

GUARANTOR:

GOLDMAN SACHS RENEWABLE POWER LLC, a Delaware limited liability company

By:	/s/ Andrew Galloway
Name: Andrew Galloway
Title: Director

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

HSBC BANK USA, NATIONAL) ASSOCIATION, as Letter of Credit Issuer

By:	/s/ J. Cameron Hughes
Name:	J. Cameron Hughes (#20883)
Title:	Senior Vice President

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Cameron Hughes
Name:	J. Cameron Hughes (#20883)
Title:	Senior Vice President

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent

By:	ILLIGEBAL
Name:	ILLIGEBAL
Title:	AVP

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

BANKUNITED, N.A., as a Lender

By:	/s/ George Manchenko
Name: George Manchenko
Title: Senior Vice President

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

MUFG UNION BANK, N.A., as a Lender

By:	/s/ John Choi
Name: John Choi
Title: Vice President

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

SOCIETE GENERALE, as a Lender

By:	/s/ Laurie Lawler
Name: Laurie Lawler
Title: Managing Director

HSBC – GSRP

Fourth Amendment to Revolving Credit Agreement

CONFIDENTIAL TREATMENT REQUESTED

PURSUANT TO 17 C.F.R. SECTION 200.83

SCHEDULE II

Sch.II-1